MetroCorp Bancshares, Inc.

Keefe, Bruyette & Woods Community Bank Investor Conference

New York, NY

July 31 – Aug 1, 2012

George M. Lee
President, CEO & Executive Vice Chairman

Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe MetroCorp's future plans, projections, strategies and expectations, are based on assumptions, and involve a number of risks and uncertainties, many of which are beyond MetroCorp's control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp's 2011 Annual Report on Form 10-K and other reports and documents filed from time to time with the SEC.

CORE PERFORMANCE

***EPS** (Diluted) – Quarter*



$0.20
$0.10
$0.00
-$0.10
-$0.04
$0.00
$0.09
$0.12
$0.13
$0.13
$0.16 without goodwill adjustment
-$0.07
$0.16
$0.16
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Q4-2011
Q1-2012
Q2-2012

Capital Ratios



18.0%
14.0%
10.0%
6.0%
2008
2009
2010
2011
Q1-2012
Q2-2012
10.2%
13.8%
15.1%
17.3%
17.6%
17.4%
8.8%
12.5%
13.9%
16.0%
16.3%
16.1%
8.5%
10.8%
10.8%
12.2%
12.6%
12.6%
Leverage ratio
Tier 1 capital ratio
Total risk-based capital ratio

Liquidity Ratio


30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
8.5%
13.0%
20.8%
24.3%
25.0%
25.0%
2008
2009
2010
2011
Q1-2012
Q2-2012

Liquidity ratio: Liquid Assets / (Deposits + Borrowings)

Employees - FTE



350
325
300
275
250
225
200
320
296
291
284
289
YE 2008
YE 2009
YE 2010
YE 2011
Q2-2012

Nonperforming Assets

$ in 000's



$100,000
$80,000
$60,000
$40,000
$20,000
$0
TtNPA
NPA/Asset%
$57,641
$102,867
$92,787
$63,880
$57,415
$48,581
3.65%
6.47%
5.95%
4.27%
3.83%
3.13%
2008
2009
2010
2011
Q1-2012
Q2-2012

Total Assets


$ in Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$1,580
$1,590
$1,559
$1,495
$1,501
$1,554
2008
2009
2010
2011
Q1-2012
Q2-2012
Year-End Balance

Total Loans


$ in Millions
$1,400
$1,200
$1,000
$800
$600
$400
$1,346
$1,274
$1,144
$1,045
$1,047
$1,094
2008
2009
2010
2011
Q1-2012
Q2-2012
Year-End Balance

Total Deposits


$ in Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$1,269
$1,364
$1,294
$1,252
$1,257
$1,259
2008
2009
2010
2011
Q1-2012
Q2-2012
Year-End Balance

Total Loans to Total Deposits


110%
100%
90%
80%
70%
60%
106.1%
93.4%
88.4%
83.5%
83.3%
86.9%
2008
2009
2010
2011
Q1-2012
Q2-2012

Boosting the Value Proposition

- Geographical
- Franchise

MCBI's Core Market Strengths



HEILONGJIANG
JILIN
LIAONING
QINGHAI
XIZANG ZIZHIQU (Tibet)
SICHUAN
YUNNAN
GUIZHOU
HUNAN
JIANGXI
ZHEJIANG
SHANGHAI
ANHUI
JIANGSU
Chengdu
Chongqing
Xiamen
WASH.
OREG.
ID.
NEV.
CALIF.
UTAH
ARIZ.
N.M.
OKLA.
ARK.
MISS.
ALA.
GA.
S.C.
FLA.
TEX.
ALASKA
HAWAII
P.R.
Dallas
Houston

Chongqing & Chengdu

GDP 2010: $206 billion
GDP Growth Rate: 17%
U.S.- the second largest trading partner

The largest of the four provincial-level municipalities, and western China's largest inland port, well developed industrial base, especially in metals, minerals and petrochemicals

Houston & Dallas

China is Texas' **third largest trading partner** and Texas is the **second largest exporting state to China**.

Houston is the **3rd largest city** in the U.S. and the Panama canal expansion will turn Houston into the **largest port city** in the U.S.

Xiamen

GDP 2010: $31.5 billion
GDP Growth Rate: 15%
U.S.- the largest trading partner

One of the first five special economic zones established and one of the most **important foreign trade ports**

Texas vs. California Subsidiaries

Data as of 6/30/2012

	MCBI	MetroBank Texas		Metro United Bank California	
Dollars in millions	Amount	Amount	% of Total	Amount	% of Total
Assets	**$1,554**	$1,161	75%	$393	25%
Net Loans	**$1,067**	$761	71%	$306	29%
Deposits	**$1,259**	982	75%	331	25%
Branches	**19**	13	68%	6	32%
Initiatives		-Maintain Texas dominance -Asset quality improvement -Expense control -International expansion opportunities		-Asset quality improvement -Expense control -Improve fee income -Low cost deposit growth	

Chinese Trade Partnership

- Texas and California have developed deep trading relationships with China
- MCBI is strategically positioned to take advantage of this thriving partnership

Chinese Export Data by State		
	Texas	California
State Rank	3	1
Exports to China	$10.9 bn	$14.2 bn
Imports from China	$18.0 bn	$89.3 bn
2000-11 Growth	653%	300%
Top Export to China, 2011	Chemicals	Computers & Electronics

Source: US-China Business Council, "US Exports to China by State, 2000-11"

Chinese Bank Expansion in the U.S.

Recent Developments:

- The Federal Reserve issued an order on May 9, 2012 approving the expansion of the U.S. operations of three of China's largest banks:
  - Acquisition of The Bank of East Asia (USA) by Industrial and Commercial Bank of China, Ltd. was approved
  - Bank of China Ltd. and Agricultural Bank of China Ltd. were granted approval to establish branches
- First such approval since federal supervision of foreign banks was increased in 1991
- The order noted the IMF's most recent determination that China's overall regulatory and supervisory framework adheres to international standards

Potential Impact on MetroCorp:

- Opens door for expansion by Chinese banks into the U.S.
- Long term improvement to MCBI franchise value

ICBC

- **$2.5 trillion in assets**
- **Largest Chinese bank**

中国银行 BANK OF CHINA

- **$2.0 trillion in assets**
- **3rd largest Chinese bank**

中国农业银行 AGRICULTURAL BANK OF CHINA

- **$2.0 trillion in assets**
- **4th largest Chinese bank**

Source: US-China Business Council, "US Exports to China by State, 2000-11"

2012 Leadership Responsibilities

Target Objectives for 2012

- ✓ Repay TARP
- Lift Regulatory Agreements
- Reduce NPA/Total Assets < 3.0%
- Merge MB & MUB

Focus

- Credit improvement
- Earnings improvement
- Efficiency improvement
- Team confidence
- Market confidence

Summary

- Third largest publicly traded Chinese ethnic bank in the U.S. and the largest in Texas
- Operating in premier Texas and California markets
- Significant improvement in asset quality since peaking in 2009
- Experienced management team supported by a prestigious Board of Directors with deep community involvement
- 20% insider ownership
- Positioned to capitalize on Asian-American population growth and Sino-American trade expansion
- Steady earnings growth due to improving asset quality, net interest margin expansion and loan growth

Mission Statement

MetroCorp Bancshares, Inc. is a Texas-based holding company operating banks in Texas and California with a special focus on ethnic markets. The Company strives with passion and urgency, to provide superior customer service, innovative products and excellent shareholder value through integration of people and technology. Our mission is to the premier bank in the communities we serve.

Thank You

METROCORP BANCSHARES, INC.
9600 BELLAIRE BLVD., SUITE 252
HOUSTON, TEXAS 77036 USA
TEL: 713-776-3876
www.metrobank-na.com
Email: investor-relations@metrobank-na.com
NASDAQ: MCBI